UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2011

Grubb & Ellis Healthcare REIT II, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-54371	26-4008719
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Ave., Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(714) 667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Items 2.01 and 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed in our Current Report on Form 8-K on June 20, 2011, we, through G&E HC REIT II Care Pavilion SNF, L.P., G&E HC REIT II Cheltenham York SNF, L.P., G&E HC REIT II Cliveden SNF, L.P., G&E HC REIT II Maplewood Manor SNF, L.P. and G&E HC REIT II Tucker House SNF, L.P., indirect subsidiaries of our wholly owned subsidiary, G&E HC REIT II Philadelphia SNF Portfolio Holdings, LLC, entered into five separate purchase and sale agreements on June 14, 2011, or the Purchase Agreements, with Care Pavilion, Inc., Cheltenham York Road Nursing and Rehabilitation Center, Inc., Cliveden-Maplewood Convalescent Centers, Inc., which owns two properties, and Tucker House II, Inc., respectively, each of which are unaffiliated third parties and are collectively referred to as the Seller, for the purchase of five separate skilled nursing facilities, or the Philadelphia SNF Portfolio, for an aggregate purchase price of $75,000,000, plus closing costs. The Philadelphia SNF Portfolio consists of five separate skilled nursing facilities: Care Pavilion Skilled Nursing Facility, Cheltenham Skilled Nursing Facility, Cliveden Skilled Nursing Facility, Maplewood Manor Skilled Nursing Facility and Tucker House Skilled Nursing Facility, or the Care Pavilion, Cheltenham, Cliveden, Maplewood Manor and Tucker House properties, respectively, all of which are located in Philadelphia, Pennsylvania.

On June 30, 2011, we acquired the Philadelphia SNF Portfolio from the Seller for an aggregate purchase price of $75,000,000, plus closing costs.

We financed a portion of the aggregate purchase price of the Philadelphia SNF Portfolio from borrowings under a secured revolving line of credit with KeyBank, National Association, or the KeyBank line of credit, in the amount of $52,870,000, as further discussed in Item 2.03 below. In addition, we financed the purchase of Philadelphia SNF Portfolio using $22,000,000 in borrowings under our secured revolving line of credit with Bank of America, N.A., and the remaining balance using cash proceeds from our offering. In connection with the acquisition, we paid an acquisition fee of approximately $2,063,000, or 2.75% of the aggregate purchase price, to Grubb & Ellis Equity Advisors, LLC, the managing member of our advisor, Grubb & Ellis Healthcare REIT II Advisor, LLC.

The material terms of the five separate bills of sale and deeds of trust are qualified in their entirety by the agreements attached as Exhibits 10.1 to 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 30, 2011, we, through our operating partnership, the indirect subsidiaries of our wholly owned subsidiary, G&E HC REIT II Philadelphia SNF Portfolio Holdings, LLC, as listed above, G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Fincastle SNF, LLC, G&E HC REIT II Hot Springs SNF, LLC, and G&E HC REIT II Midlothian SNF, LLC, subsidiaries of our wholly owned subsidiary, G&E HC REIT II Virginia SNF Portfolio Holdings, LLC, and G&E HC REIT II Yuma SNF, LLC, our wholly owned subsidiary, entered into a loan agreement with KeyBank National Association, or KeyBank, to obtain a secured revolving credit facility with an aggregate maximum principal amount of $71,500,000, or the KeyBank Line of Credit. The KeyBank Line of Credit is evidenced by a promissory note in the principal amount of $71,500,000, a credit agreement, an environmental indemnity agreement, a letter fee agreement, two separate guaranty agreements and is secured by 10 separate deeds of trust, or collectively, the KeyBank Loan Agreement. We initially secured the KeyBank Line of Credit with 10 of our properties, including four facilities from our previously acquired Virginia Skilled Nursing Facility Portfolio, located in several cities throughout Virginia, or the Virginia SNF properties, our previously acquired Yuma Skilled Nursing Facility, located in Yuma, Arizona, or the Yuma property, and the five facilities comprising the Philadelphia SNF Portfolio, which are collectively referred to as the Borrowing Base Properties. The proceeds of loans made under the KeyBank Line of Credit may be used to acquire, finance or refinance eligible properties or for other incidental purposes as approved by KeyBank. The initial term of the KeyBank Loan Agreement is 36 months from the closing date, maturing on June 30, 2014, which may be extended by one 12-month period subject to satisfaction of certain conditions, including payment of an extension fee.

During the initial and the extended term of the KeyBank Loan Agreement, any loan made under the KeyBank Loan Agreement shall bear interest at a per annum rate depending on the type of loan being provided for under the KeyBank Loan Agreement. As a result, the interest rates shall be as follows: (i) for loans designated as "LIBOR Loans," as defined in the KeyBank Loan Agreement, the interest rate shall be based on the London Interbank Offered Rate, or LIBOR, as defined in the KeyBank Loan Agreement, plus 3.50%; (ii) for loans designated as "Prime Rate Loans," as defined in the KeyBank Loan Agreement, the interest rate shall be equal to a fluctuating interest rate per annum equal to the rate of interest established by KeyBank as its "Prime Rate," plus 0.75% per annum; and (iii) for loans designated as "Base Rate Loans," as defined in the KeyBank Loan Agreement, the interest rate shall be equal to a fluctuating interest rate equal to 3.50% per annum plus the greater of: (a) a rate of interest established by KeyBank as its "Prime Rate;" (b) the Federal Funds Rate plus 0.50% per annum; or (c) the interest rate then in effect for LIBOR Loans, plus 1.00% per annum. In addition to interest, we are required to pay a fee on the unused portion of the KeyBank Line of Credit at a per annum rate equal to 0.50%, which shall be waived by KeyBank for any quarter where our average aggregate usage of the KeyBank Line of Credit is 65.0% or greater of the total aggregate maximum principal amount available to us under the KeyBank Line of Credit. For all amounts due under the KeyBank Loan Agreement which are not paid within 10 days after such amount was due, we shall pay a late charge equal to the greater of 4.0% of such unpaid amount or $50.00. In the event of a default, we shall be required to pay a default interest rate equal the interest rate then in effect based on the type of loan, plus 3.00% per annum.

The actual amount of credit available under the KeyBank Line of Credit is a function of certain loan-to-cost, loan-to-value and debt service coverage ratios contained in the KeyBank Loan Agreement. In addition, the KeyBank Line of Credit can be increased by an amount up to $28,500,000 upon meeting certain conditions as provided for in the KeyBank Loan Agreement, including the addition of properties to the collateral pool to secure the KeyBank Line of Credit and the payment of a fee to KeyBank in an amount equal to 1.50% of proceeds raised in excess of $71,500,000. Additional financial institutions may become lenders under the KeyBank Loan Agreement. The obligations of our operating partnership and the Borrowing Base Properties with respect to the KeyBank Loan Agreement are guaranteed by us, including but not limited to, the payment of any outstanding indebtedness under the KeyBank Loan Agreement and all terms, conditions and covenants of the KeyBank Loan Agreement, as further discussed below. In addition, our operating partnership has pledged a security interest in the Borrowing Base Properties that serve as collateral for the KeyBank Line of Credit pursuant to the terms of the KeyBank Loan Agreement.

Furthermore, KeyBank shall have the exclusive right of first refusal and right of first offer to arrange for on our behalf or otherwise provide any permanent loan regarding any Borrowing Base Properties (past or present) or other real estate assets owned by us, in an aggregate amount of not less than $50,000,000, or the threshold amount. As a result, if the KeyBank Loan Agreement is terminated, whether by our voluntary election, default or as otherwise provided for by the KeyBank Loan Agreement, or the termination date, we shall pay to KeyBank an exit fee equal to 2.0% of the difference between the threshold amount minus the aggregate original principal amount of all loans provided or arranged by KeyBank; provided, that if KeyBank arranges any such loan that is funded within the period of one year after the termination date, then we shall receive a refund of that portion of such exit fee previously paid in the amount equal to the amount by which such exit fee would have been reduced if such loan had been in place on or before the termination date.

The KeyBank Loan Agreement contains various affirmative and negative covenants that are customary for credit facilities and transactions of this type, including limitations on the incurrence of debt by our operating partnership and its subsidiaries that own properties that serve as collateral for the KeyBank. The KeyBank Loan Agreement also imposes the following financial covenants, which are specifically defined in the KeyBank Loan Agreement, on us, our operating partnership and the Borrowing Base Properties, as applicable: (a) a maximum consolidated total leverage ratio of less than 0.60 to 1:00; (b) a minimum debt service coverage ratio of 1.45 to 1.00; (c) a minimum consolidated net worth covenant of $85,486,000, plus 85% of all net issuance proceeds as defined pursuant to the KeyBank Loan Agreement; (d) a minimum rent coverage ratio for the Borrowing Base Properties of 1.10 to 1.00 for the fiscal quarters ending June 30, 2011 and September 30, 2011,which increases by 0.05 each fiscal quarter until December 31, 2012, whereby the ratio will be 1.35 to 1.00 for each fiscal quarter thereafter. In addition, the KeyBank Agreement includes events of default that are customary for credit facilities and transactions of this type. In the event of default, KeyBank has the right to assert its remedies and terminate its obligations under the KeyBank Loan Agreement, including the termination of funding of future loans, acceleration of payment on any unpaid principal amount of all outstanding loans and interest thereon and foreclosure on the properties securing the KeyBank Line of Credit, or any other properties that are added to the collateral pool. In connection with obtaining the KeyBank Line of Credit, we paid an underwriting fee to KeyBank.

Based on the value of the Borrowing Base Properties securing the KeyBank Line of Credit, the aggregate borrowing capacity is $71,139,000 as of June 30, 2011. On June 30, 2011, we borrowed $71,139,000 under the KeyBank Line of Credit, $17,039,000 of which was used to pay off existing debt on G&E HC REIT II Midlothian SNF, LLC and G&E HC REIT II Charlottesville SNF, LLC and $52,870,000 of which was used to purchase the Philadelphia SNF Portfolio, as further discussed in Item 2.01 above, and the remainder to pay fees and costs associated with the closing of the KeyBank Line of Credit.

The material terms of the KeyBank Loan Agreement are qualified in their entirety by the agreements attached as Exhibits 10.11 to 10.26 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 7, 2011, we issued a press release announcing the acquisition of the Philadelphia SNF Portfolio. A copy of the press release, which is hereby incorporated into this filing in its entirety, is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Bill Of Sale by and between G&E HC REIT II Care Pavilion SNF, L.P. and Care Pavilion, Inc., dated June 30, 2011

10.2 Bill Of Sale by and between G&E HC REIT II Cheltenham York SNF, L.P. and Cheltenham York Road Nursing and Rehabilitation Center, Inc., dated June 30, 2011

10.3 Bill Of Sale by and between G&E HC REIT II Cliveden SNF, L.P. and Cliveden-Maplewood Convalescent Centers, Inc., dated June 30, 2011

10.4 Bill Of Sale by and between G&E HC REIT II Maplewood Manor SNF, L.P. and Cliveden-Maplewood Convalescent Centers, Inc., dated June 30, 2011

10.5 Bill Of Sale by and between G&E HC REIT II Tucker House SNF, L.P. and Tucker House II, Inc., dated June 30, 2011

10.6 Deed by Care Pavilion, Inc. for the benefit of G&E HC REIT II Care Pavilion SNF, L.P., dated June 30, 2011

10.7 Deed by Cheltenham York Road Nursing and Rehabilitation Center, Inc. for the benefit of G&E HC REIT II Cheltenham York SNF, L.P., dated June 30, 2011

10.8 Special Warranty Deed by Cliveden-Maplewood Convalescent Centers, Inc. for the benefit of G&E HC REIT II Cliveden SNF, L.P., dated June 30, 2011

10.9 Deed by Cliveden-Maplewood Convalescent Centers, Inc. for the benefit of G&E HC REIT II Maplewood Manor SNF, L.P., dated June 30, 2011

10.10 Deed by Tucker House II, Inc. for the benefit of G&E HC REIT II Tucker House SNF, L.P., dated June 30, 2011

10.11Promissory Note by and between Grubb & Ellis Healthcare REIT II Holdings, LP and KeyBank, National Association, dated June 30, 2011

10.12 Credit Agreement by and between Grubb & Ellis Healthcare REIT II Holdings, LP and KeyBank, National Association, dated June 30, 2011

10.13 Environmental and Hazardous Substances Indemnity Agreement by and between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Care Pavilion SNF, L.P., G&E HC REIT II Cheltenham York SNF, L.P., G&E HC REIT II Cliveden SNF, L.P., G&E HC REIT II Maplewood Manor SNF, L.P., G&E HC REIT II Tucker House SNF, L.P., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Fincastle SNF, LLC, G&E HC REIT II Hot Springs SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Yuma SNF, LLC and KeyBank, National Association, dated June 30, 2011

10.14 Letter Fee Agreement by and between Grubb & Ellis Healthcare REIT II Holdings, LP and KeyBank, National Association, dated June 30, 2011

10.15 Parent Guaranty Agreement by Grubb &Ellis Healthcare REIT II, Inc. for the benefit of KeyBank, National Association, dated June 30, 2011

10.16 Subsidiary Guaranty Agreement by Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Care Pavilion SNF, L.P., G&E HC REIT II Cheltenham York SNF, L.P., G&E HC REIT II Cliveden SNF, L.P., G&E HC REIT II Maplewood Manor SNF, L.P., G&E HC REIT II Tucker House SNF, L.P., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Fincastle SNF, LLC, G&E HC REIT II Hot Springs SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Yuma SNF, LLC for the benefit of KeyBank, National Association, dated June 30, 2011

10.17 Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Care Pavilion SNF, L.P. to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 23, 2011 and effective as of June 30, 2011

10.18 Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Cheltenham York SNF, L.P. to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 23, 2011 and effective as of June 30, 2011

10.19 Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Cliveden SNF, L.P. to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 23, 2011 and effective as of June 30, 2011

10.20 Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Maplewood Manor SNF, L.P. to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 23, 2011 and effective as of June 30, 2011

10.21 Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Tucker House SNF, L.P. to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 23, 2011 and effective as of June 30, 2011

10.22 Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Charlottesville SNF, LLC to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 30, 2011

10.23 Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Fincastle SNF, LLC to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 30, 2011

10.24 Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Hot Springs SNF, LLC to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 30, 2011

10.25 Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Midlothian SNF, LLC to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 30, 2011

10.26 Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Yuma SNF, LLC to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 30, 2011

99.1 Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated July 7, 2011

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT II, Inc.

July 7, 2011	By:	/s/ Jeffrey T. Hanson

Name: Jeffrey T. Hanson
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Bill Of Sale by and between G&E HC REIT II Care Pavilion SNF, L.P. and Care Pavilion, Inc., dated June 30, 2011
10.2	Bill Of Sale by and between G&E HC REIT II Cheltenham York SNF, L.P. and Cheltenham York Road Nursing and Rehabilitation Center, Inc., dated June 30, 2011
10.3	Bill Of Sale by and between G&E HC REIT II Cliveden SNF, L.P. and Cliveden-Maplewood Convalescent Centers, Inc., dated June 30, 2011
10.4	Bill Of Sale by and between G&E HC REIT II Maplewood Manor SNF, L.P. and Cliveden-Maplewood Convalescent Centers, Inc., dated June 30, 2011
10.5	Bill Of Sale by and between G&E HC REIT II Tucker House SNF, L.P. and Tucker House II, Inc., dated June 30, 2011
10.6	Deed by Care Pavilion, Inc. for the benefit of G&E HC REIT II Care Pavilion SNF, L.P., dated June 30, 2011
10.7	Deed by Cheltenham York Road Nursing and Rehabilitation Center, Inc. for the benefit of G&E HC REIT II Cheltenham York SNF, L.P., dated June 30, 2011
10.8	Special Warranty Deed by Cliveden-Maplewood Convalescent Centers, Inc. for the benefit of G&E HC REIT II Cliveden SNF, L.P., dated June 30, 2011
10.9	Deed by Cliveden-Maplewood Convalescent Centers, Inc. for the benefit of G&E HC REIT II Maplewood Manor SNF, L.P., dated June 30, 2011
10.10	Deed by Tucker House II, Inc. for the benefit of G&E HC REIT II Tucker House SNF, L.P., dated June 30, 2011
10.11	Promissory Note by and between Grubb & Ellis Healthcare REIT II Holdings, LP and KeyBank, National Association, dated June 30, 2011
10.12	Credit Agreement by and between Grubb & Ellis Healthcare REIT II Holdings, LP and KeyBank, National Association, dated June 30, 2011
10.13	Environmental and Hazardous Substances Indemnity Agreement by and between Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Care Pavilion SNF, L.P., G&E HC REIT II Cheltenham York SNF, L.P., G&E HC REIT II Cliveden SNF, L.P., G&E HC REIT II Maplewood Manor SNF, L.P., G&E HC REIT II Tucker House SNF, L.P., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Fincastle SNF, LLC, G&E HC REIT II Hot Springs SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Yuma SNF, LLC and KeyBank, National Association, dated June 30, 2011
10.14	Letter Fee Agreement by and between Grubb & Ellis Healthcare REIT II Holdings, LP and KeyBank, National Association, dated June 30, 2011
10.15	Parent Guaranty Agreement by Grubb &Ellis Healthcare REIT II, Inc. for the benefit of KeyBank, National Association, dated June 30, 2011
10.16	Subsidiary Guaranty Agreement by Grubb & Ellis Healthcare REIT II Holdings, LP, G&E HC REIT II Care Pavilion SNF, L.P., G&E HC REIT II Cheltenham York SNF, L.P., G&E HC REIT II Cliveden SNF, L.P., G&E HC REIT II Maplewood Manor SNF, L.P., G&E HC REIT II Tucker House SNF, L.P., G&E HC REIT II Charlottesville SNF, LLC, G&E HC REIT II Fincastle SNF, LLC, G&E HC REIT II Hot Springs SNF, LLC, G&E HC REIT II Midlothian SNF, LLC, G&E HC REIT II Yuma SNF, LLC for the benefit of KeyBank, National Association, dated June 30, 2011
10.17	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Care Pavilion SNF, L.P. to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 23, 2011 and effective as of June 30, 2011
10.18	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Cheltenham York SNF, L.P. to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 23, 2011 and effective as of June 30, 2011
10.19	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Cliveden SNF, L.P. to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 23, 2011 and effective as of June 30, 2011
10.20	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Maplewood Manor SNF, L.P. to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 23, 2011 and effective as of June 30, 2011
10.21	Open-End Mortgage, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Tucker House SNF, L.P. to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 23, 2011 and effective as of June 30, 2011
10.22	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Charlottesville SNF, LLC to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 30, 2011
10.23	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Fincastle SNF, LLC to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 30, 2011
10.24	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Hot Springs SNF, LLC to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 30, 2011
10.25	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Midlothian SNF, LLC to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 30, 2011
10.26	Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing by G&E HC REIT II Yuma SNF, LLC to Grubb & Ellis Healthcare REIT II Holdings, LP and to KeyBank, National Association, dated June 30, 2011
99.1	Grubb & Ellis Healthcare REIT II, Inc. Press Release, dated July 7, 2011